Exhibit 99.1

For Release: April 6, 2009

Caterpillar, Navistar Move Relationship Forward with Global Joint Venture for Commercial Trucks and North America Strategic Alliance for Vocational Trucks

As the next step in the alliance announced in June 2008, Caterpillar Inc. (NYSE: CAT) and Navistar International Corporation (NYSE: NAV) have signed a definitive agreement to produce Caterpillar heavy-duty vocational trucks for sale in North America and form a 50/50 joint venture that will pursue global commercial truck opportunities outside of North America.

“This joint venture leverages the complementary strengths of two great companies to serve global markets,” said Daniel C. Ustian, Chairman, President and CEO, Navistar. “The venture will be distinctively positioned to offer customers world class on-highway trucks through the unequaled sales and service network of Cat and International dealers around the world, and the deep product expertise of Navistar.”

“We are extremely pleased with the commitment that the teams have demonstrated to make the signing of this global venture possible,” said Caterpillar Chairman and CEO, Jim Owens. “This is an important milestone and Caterpillar looks forward to becoming a significant player in the global on-highway truck market. Additionally, the introduction of a Cat Vocational Truck line in North America represents an exciting opportunity for Caterpillar and the Caterpillar dealer network to extend our reach in this market and offer customers a total job site solution.”

Global Commercial Truck Markets Outside of North America

The 50/50 joint venture will develop, manufacture and distribute commercial trucks in regions outside of North America and India. Markets for the joint venture products will be assessed individually with initial focus being Australia, Brazil, China, Russia, South Africa and Turkey. It is anticipated that the portfolio of products will feature both aero nose and cab-over designs and will be sold under both the Caterpillar and International brands. The first products are expected to be available as early as the third quarter of 2009.

“We believe this clearly is an opportunity where the whole is greater than the sum of the parts,” said Dee Kapur, President Navistar Truck Group. “While Cat and Navistar do not compete in our core businesses, each brings distinctive capabilities to the table and have common goals to expand the base of engine, truck and equipment customers worldwide.”

The transaction is subject to receipt of various regulatory approvals and other closing conditions, including the execution of the related joint venture operating agreement and other ancillary agreements.

Following the closing of the transaction, a leadership team and board of directors comprised of both Caterpillar and Navistar representatives will be named.

North America Caterpillar Vocational Trucks

Under the strategic alliance Caterpillar and Navistar will develop and manufacture a new line of heavy-duty Caterpillar vocational trucks for North America only. The new Caterpillar trucks will be co-developed by Caterpillar and Navistar and manufactured in Navistar’s Garland, Texas, facility. The trucks will be sold and serviced through the Caterpillar North American Dealer network.

“The heavy-duty vocational trucks will be purpose-built to complement Caterpillar’s existing product line and will give Caterpillar dealers an unmatched ability to support customer needs from extraction through delivery,” said George Taylor, Director and General Manager of the Caterpillar Global On-Highway Department.

The Caterpillar trucks will feature key Caterpillar proprietary components and technology and will target customers who operate in a wide variety of vocational applications, such as earth moving, quarry, waste, mining, general and heavy construction, logging and road construction.

“Caterpillar is proud to be working with an innovative leader to provide our customers distinctly Caterpillar vocational trucks in North America,” Taylor added.

The new Caterpillar on-highway vocational trucks will be unveiled in late 2010 and will go into full production in early 2011. The trucks will be sold and serviced exclusively by Caterpillar Dealers in North America. The transaction is subject to various closing conditions, including the execution of the related strategic alliance agreement and certain other ancillary agreements.

About Caterpillar

For more than 80 years, Caterpillar Inc. has been making progress possible and driving positive and sustainable change on every continent. With 2008 sales and revenues of $51.324 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services. More information is available at http://www.cat.com.

About Navistar

Navistar International Corporation traces its roots to 1831 and the former McCormick and International Harvester companies. Today it is the largest North American producer of mid-range diesel engines and class 6-8 commercial trucks and buses. Navistar, through its Defense Systems Group, is the leading producer of Mine Resistant Ambush Protected (MRAP) vehicles for the Department of Defense, safeguarding the American warfighter. The company produces International® brand commercial trucks, MaxxForce brand diesel engines, IC brand school and commercial buses, and Workhorse brand chassis for motor homes and step vans, and is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. Navistar is also a provider of truck and diesel engine parts. A wholly owned subsidiary offers financing services. Additional information is available at: www.navistar.com

CATERPILLAR SAFE HARBOR

Certain statements in this release relate to future events and expectations and as such constitute forward-looking statements involving known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. In this context, words such as “will,” “would,” “expect,” “anticipate,” “should” or other similar words and phrases often identify forward-looking statements made on behalf of Caterpillar. It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors and uncertainties, including, but not limited to, (i) adverse change in general economic conditions; (ii) adverse change in the industries Caterpillar serves including construction, infrastructure, mining, energy, marine and electric power generation; (iii) Caterpillar’s ability to manage material, including steel, and freight costs; (iv) Caterpillar’s ability to generate cash from operations, secure external funding for its operations and manage its liquidity needs; (v) material adverse change in customers’ access to liquidity and capital; (vi) currency exchange or interest rates changes; (vii) political stability; (viii) market acceptance of the company’s products and services; (ix) significant changes in the competitive environment; (x) epidemic diseases; (xi) severe change in weather conditions negatively impacting operations; (xii) changes in law, regulations and tax rates; and (xiii) other general economic, business and financing conditions and factors described in more detail in the company’s Form 10-K filed with the Securities and Exchange Commission on February 20, 2009. This filing is available on our website at www.cat.com/sec_filings. We do not undertake to update our forward-looking statements.

NAVISTAR FORWARD-LOOKING STATEMENT

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions and depend on a number of factors. These factors include the ability of Navistar and Caterpillar to fulfill the conditions set forth in the definitive agreement and the entering into the definitive joint venture agreement and strategic alliance agreement and related agreements and the factors described in Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2008, which was filed on December 30, 2008 as modified by Item 1A, Risk Factors of our Form 10-Q for the first quarter ended January 31, 2009, which was filed on March11, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.